WELL CARE HMO, INC., D/B/A STAYWELL HEALTH PLAN OF FLORIDA	Medicaid HMO Contract

AHCA CONTRACT NO. FA522
AMENDMENT NO. 6

          THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and WELL CARE HMO, INC., d/b/a STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the “Vendor”, is hereby amended as follows:

1.	Standard Contract, Section II.A, Contract Amount, the first sentence is hereby amended to now read:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $655,855,250.00 (an increase of $2,887,417.00), subject to the availability of funds.

2.	Attachment I, section 90.0, Payment and Authorized Enrollment Levels, Table 2 is hereby amended to read as follows:

Table 2.

Area wide Age-banded Capitation Rates for All Agency Areas of the State other than Areas 3, 5, 6, and 7 (Orange, Osceola, and Seminole counties).

Area 07 General Rates Plan — 015016913 (BREVARD)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	337.19	75.53	47.77	52.81	108.40	134.29	204.16	286.57	286.57
SSI/No Medicare	3217.89	389.79	203.90	213.35	213.35	610.58	610.58	589.11	589.11
SSI/Part B	265.77	265.77	265.77	265.77	265.77	265.77	265.77	265.77	265.77
SSI/Part A & B	283.96	283.96	283.96	283.96	283.96	283.96	283.96	283.96	198.62

Area 08 General Rates Plan — 015016911 (LEE) 015016914 (SARASOTA)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	296.66	66.37	41.76	46.19	95.19	117.62	179.02	250.96	250.96
SSI/No Medicare	3079.30	371.80	192.49	201.68	201.68	577.71	577.71	557.45	557.45
SSI /Part B	243.56	243.56	243.56	243.56	243.56	243.56	243.56	243.56	243.56
SSI/Part A & B	285.08	285.08	285.08	285.08	285.08	285.08	285.08	285.08	199.47

Area 09 General Rates Plan — 015016910 (PALM BEACH)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	316.78	70.74	44.52	49.17	101.48	125.24	190.60	266.97	266.97
SSI/No Medicare	3344.05	405.22	211.12	221.15	221.15	633.22	633.22	610.93	610.93
SSI/Part B	267.20	267.20	267.20	267.20	267.20	267.20	267.20	267.20	267.20
SSI/Part A & B	320.32	320.32	320.32	320.32	320.32	320.32	320.32	320.32	224.19

Area 10 General Rates Plan — 015016900 (BROWARD)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	328.74	73.77	46.68	51.61	105.94	131.31	199.49	280.33	280.33
SSI/No Medicare	4151.82	503.54	263.75	275.32	275.32	788.23	788.23	761.08	761.08
SSI/Part B	287.04	287.04	287.04	287.04	287.04	287.04	287.04	287.04	287.04
SSI/Part A & B	351.55	351.55	351.55	351.55	351.55	351.55	351.55	351.55	245.95

Area 11 General Rates plus Transportation Plan — 015016909(DADE)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	409.89	91.51	57.28	63.45	131.27	161.21	245.94	343.29	343.29
SSI/No Medicare	4561.77	556.46	288.69	302.80	302.80	869.67	869.67	836.38	836.38
SSI /Part B	453.72	453.72	453.72	453.72	453.72	453.72	453.72	453.72	453.72
SSI /Part A & B	429.61	429.61	429.61	429.61	429.61	429.61	429.61	429.61	297.22

3.	Attachment I, section 90.0, Payment and Authorized Enrollment Levels, Table 3 is hereby amended to read as follows:

Table 3.

Areas 3,5,6, and 7 (excluding Brevard County) Age-banded Capitation Rates, Including Community Mental Health and Mental Health Targeted Case Management

Area 03 General Rates plus Mental Health Plan — 015016901(HERNANDO)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	350.93	79.08	55.35	58.65	116.64	139.68	212.08	294.58	294.58
SSI/No Medicare	3231.66	408.26	247.79	236.33	236.33	626.37	626.37	591.60	591.60
SSI/Part B	302.32	302.32	302.32	302.32	302.32	302.32	302.32	302.32	302.32
SSI/Part A & B	295.89	295.89	295.89	295.89	295.89	295.89	295.89	295.89	209.16

Area 05 General Rates plus Mental Health Plan- 015016903 (PASCO) 015016904 (PINELLAS)

AHCA Contract No. FA522, Amendment No. 6, Page 1 of 2

WELL CARE HMO, INC., D/B/A STAYWELL HEALTH PLAN OF FLORIDA	Medicaid HMO Contract

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	345.77	79.28	51.94	57.32	114.37	139.01	210.44	291.84	291.84
SSI/No Medicare	3265.63	429.24	240.86	235.59	235.59	628.37	628.37	594.95	594.95
SSI/Part B	266.87	266.87	266.87	266.87	266.87	266.87	266.87	266.87	266.87
SSI/Part A & B	318.72	318.72	318.72	318.72	318.72	318.72	318.72	318.72	225.77

Area 06 General Rates plus Mental Health Plan — 015016902(HILLSBOROUGH) 015016905(POLK) 015016912(MANATEE)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	330.07	75.91	61.92	67.67	122.23	135.83	204.29	282.98	282.98
SSI/No Medicare	3017.05	371.69	265.72	243.82	243.82	647.81	647.81	587.26	587.26
SSI/Part B	242.29	242.29	242.29	242.29	242.29	242.29	242.29	242.29	242.29
SSI/Part A & B	288.09	288.09	288.09	288.09	286.09	288.09	288.09	288.09	202.64

Area 07 General Rates plus Mental Health Plan — 015016906(ORANGE) 015016907(OSCEOLA) 015016908(SEMINOLE)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	337.20	76.92	58.07	59.10	114.69	136.45	206.32	287.87	287.87
SSI/No Medicare	3217.90	406.84	260.45	239.73	239.73	628.24	628.24	594.96	594.96
SSI/Part B	266.03	266.03	266.03	266.03	266.03	266.03	266.03	266.03	266.03
SSI/Part A & B	293.59	293.59	293.59	293.59	293.59	293.59	293.59	293.59	208.25

4.	Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Table 3, the second paragraph is hereby amended to now read:

Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this contract shall not exceed the total contract amount of $655,855,250.00 (an increase $2,887,417.00), expressed on page seven of this contract.

5.	This amendment shall begin on May 1, 2005, or the date on which the amendment has been signed by both parties, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

This amendment and all its attachments are hereby made a part of the Contract.

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

          IN WITNESS WHEREOF, the parties hereto have caused this 2 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELLCARE HMO, INC., D/B/A STAYWELL HEALTH PLAN OF FLORIDA		STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION SIGNED

SIGNED		SIGNED
BY:	/s/ Imtiaz H. Sattaur	BY:	/s/ Alan Levine

NAME:	Imtiaz H. Sattaur	NAME:	Alan Levine

TITLE:	President	TITLE:	Secretary

DATE:	April 28, 2005	DATE:	4-28-05

AHCA Contract No. FA522, Amendment No. 6, Page 2 of 2